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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 11, 2000


                   OPTION ONE MORTGAGE ACCEPTANCE CORPORATION

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
             DATED AS OF JULY 1, 2000, PROVIDING FOR THE ISSUANCE OF
                           ASSET-BACKED CERTIFICATES,
                                 SERIES 2000-3)


                   OPTION ONE MORTGAGE ACCEPTANCE CORPORATION
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             (Exact name of registrant as specified in its charter)
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           DELAWARE                   333-96403             33-0727357
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(State or Other Jurisdiction          (Commission        (I.R.S. Employer
of Incorporation)                     File Number)       Identification Number)

         3 Ada
         IRVINE, CALIFORNIA                                      92618
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(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (949) 790-8100
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Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

                  On July 21, 2000, a single series of certificates, entitled Option One Mortgage Loan Trust, Asset-Backed Certificates, Series 2000-3 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of July 1, 2000 (the "Agreement"), among Option Mortgage Acceptance Corporation as depositor (the "Depositor"), Option One Mortgage Corporation ("Option One") as master servicer (in such capacity, the "Master Servicer") and Wells Fargo Bank Minnesota, National Association as trustee (the "Trustee"). On August 31, 2000 following the closing of the initial issuance of the Certificates, the Trustee purchased from the Depositor certain Subsequent Mortgage Loans, as defined in the Agreement, with an aggregate principal balance equal to approximately $23,114,773.22 with funds on deposit in the pre-funding account (the "Pre-Funding Account") established pursuant to the Agreement at a purchase price equal to the principal balance thereof, which Subsequent Mortgage Loans were conveyed to the Trustee pursuant to a Subsequent Transfer Instrument, dated August 31, 2000, between the Depositor and the Trustee (the "Instrument"). Attached to the Instrument is the Mortgage Loan Schedule listing the Subsequent Mortgage Loans that are the subject of such Instrument.

Item 5. OTHER EVENTS

Description of the Mortgage Pool

         The Certificates, issued pursuant to the Agreement, evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four- family, first lien adjustable-rate mortgage loans having original terms to maturity of not greater than 30 years (the "Mortgage Loans"). As of the Closing Date, the Trust Fund primarily consisted of (i) the Mortgage Pool, which consisted of Mortgage Loans having an aggregate principal balance of approximately $76,882,417.30 as of July 1, 2000 and (ii) the Pre-Funding Account, which contained approximately $23,117,582.70.

         As more fully described above, on August 31, 2000, the Depositor purchased the Subsequent Mortgage Loans with the funds on deposit in the Pre-Funding Account. The tables attached as an exhibit hereto describe certain characteristics of the Mortgage Pool as of August 1, 2000, the end of the "Funding Period" (as defined in the Agreement).

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

                           (a)      Not applicable

                           (b)      Not applicable

                           (c)      Exhibits



                  EXHIBIT NO.                       DESCRIPTION

                      4.2 Subsequent Transfer Instrument, dated as of August 31, 2000 between Option One Mortgage Acceptance Corporation as seller and Wells Fargo Bank Minnesota, National Association, as trustee.

                      99.1 Characteristics of the Mortgage Pool as of August 1, 2000, relating to Option One Mortgage Loan Trust 2000-3, Asset- Backed Certificates, Series 2000-3

                                   SIGNATURES


                   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  September 11, 2000

                                        OPTION ONE MORTGAGE
                                        ACCEPTANCE CORPORATION


                                        By: /s/ William L. O'Neill
                                            -------------------------------
                                        Name:   William L. O'Neill
                                        Title:  Treasurer

                                INDEX TO EXHIBITS



                                                                   Sequentially
    Exhibit No.                Description                         Numbered Page
    -----------                -----------                         -------------
        4.2        Subsequent Transfer Instrument

        99.1 Characteristics of the Mortgage Pool as of August 1, 2000, relating to Option One Mortgage Acceptance Corporation, Asset-Backed
                   Certificates, Series 2000-3